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                                                                      EXHIBIT 21

Metro-Goldwyn-Mayer Inc. and Subsidiaries
December 31,1999

    AIDART DISTRIBUTORS CORP.
    AIDART PICTURES, INC.
    ALBINO ALLIGATOR PRODUCTIONS, INC.
    ALPHA LIBRARY COMPANY, INC.
    ALTAR PRODUCTIONS, INC.
    AMBULANCE PRODUCTIONS, INC.
    AMERICAN INTERNATIONAL PICTURES, INC.
    BAND FILMS, INC.
    BEGINNING TO ROAR INC.
    BETA LIBRARY COMPANY, INC.
    BEVERLY HILLS NINJA PRODUCTIONS, INC.
    BRIGHTON PRODUCTIONS, INC.
    CANDANTINO MUSIC, INC.
    CANZIONE MUSIC, INC.
    CHARLES BAND FILMS, INC.
    COSMIC TITLE CORP
    DARK DANCING PRODUCTIONS INC.
    DAYS PICTURE CORPORATION
    DAYTON FILM PRODUCTIONS, INC.
    DELTA LIBRARY COMPANY, INC.
    DELTA LIBRARY HOLDINGS, INC.
    DOMESTIC LIBRARY ACQUISITION, LLC
    DONNA MUSIC PUBLICATIONS
    DUBLIN FILMS INC.
    EIGHTEEN LEASING CORPORATION
    EMPIRE ENTERTAINMENT, INC.
    EPIC PICTURES ENTERPRISES, INC.
    EPSILON LIBRARY COMPANY, INC.
    ESPARZA/KATZ PRODUCTIONS, INC.
    F.P. PRODUCTIONS
    FAMOUS ARTISTS AGENCY, INC.
    FAMOUS ARTISTS CORPORATION OF NEW YORK
    FAMOUS ARTISTS PRODUCTIONS, INC.
    FLIPPER PRODUCTIONS, INC.
    FOREIGN LIBRARY ACQUISITION, LLC
    G2 ENTERTAINMENT COMPANY
    G26 COMPANY
    GAMMA LIBRARY COMPANY, INC.
    GHOULIES PRODUCTIONS, INC.
    GRAND TALK INC.
    HERITAGE ENTERTAINMENT, INC.
    IVAN TORS MUSIC, INC.
    LAMBDA LIBRARY COMPANY, INC.
    LEXYN PRODUCTIONS, INC.
    LION INDEPENDENT TELEVISION INC.
    LOPERT PICTURES CORPORATION
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MCEG STERLING COMPUTER SERVICES
MCEG STERLING DEVELOPMENT
MCEG STERLING ENTERTAINMENT
MCEG STERLING PRODUCTIONS
MEDIA RESOURCES CREDIT CORPORATION
METRO PICTURE CORPORATION OF AMERICA
METRO-GOLDWN-MAYER ANIMATION, INC.
METRO-GOLDWYN-MAYER DISTRIBUTION CO.
METRO-GOLDWYN-MAYER HOME ENTERTAINMENT INC.
METRO-GOLDWYN-MAYER INC.
METRO-GOLDWYN-MAYER INDIA, LTD.
METRO-GOLDWYN-MAYER INTERACTIVE PRODUCTIONS INC.
METRO-GOLDWYN-MAYER LION CORP.
METRO-GOLDWYN-MAYER MOTION PICTURE CO.
METRO-GOLDWYN-MAYER MUSIC INC.
METRO-GOLDWYN-MAYER OF CHINA, INC.
METRO-GOLDWYN-MAYER ONLINE INC.
METRO-GOLDWYN-MAYER OVERSEAS INC.
METRO-GOLDWYN-MAYER PICTURES INC.
METRO-GOLDWYN-MAYER STUDIOS INC.
MGM AND UA SERVICES COMPANY
MGM DEVELOPMENT, INC.
MGM DOMESTIC TELEVISION DISTRIBUTION INC.
MGM GLOBAL TELEVISION INC.
MGM HOME ENTERTAINMENT DISTRIBUTION CORP.
MGM INTERACTIVE INC.
MGM INTERNATIONAL TELEVISION DISTRIBUTION INC.
MGM LAPTV INC.
MGM NETWORKS INC.
MGM SUPER PRODUCTIONS INC.
MGM TELEVISION AUSTRALIA INC.
MGM TELEVISION ENTERTAINMENT INC.
MGM.COM INC.
MGM/UA, INC.
MIDNIGHT BLUE PRODUCTIONS, INC.
MUSICWAYS, INC.
NINETEEN LEASING CORPORATION
NSNA CO
OMEGA LIBRARY COMPANY, INC.
OPC MUSIC PUBLISHING, INC.
ORION FILM CLASSICS COMPANY
ORION HOME ENTERTAINMENT CORPORATION
ORION MUSIC PUBLISHING, INC.
ORION PICTURES CORPORATION
ORION PICTURES DISTRIBUTION CORPORATION
ORION PICTURES LIBRARY ACQUISITION CO., INC.
ORION PRODUCTIONS, INC.
ORION TV PRODUCTIONS, INC.
P&F ACQUISITION CORP.
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    PARTNERSHIP PICTURE CORP.
    PATHE ENTERTAINMENT MOVIESONGS, INC.
    PATHE ENTERTAINMENT MUSIC, INC.
    PATHE FILMS, INC.
    PATHE RELEASING CORP.
    PATHE TS, INC.
    PFE LIBRARY ACQUISITION COMPANY, INC.
    PREP2POST PRODUCTIONS SERVICES
    PURPLE PHOTOPLAYS, INC.
    RED CORNER PRODUCTION INC.
    SEVENTEEN LEASING CORPORATION
    SIGMA LIBRARY COMPANY, INC.
    SINGLES PRODUCTIONS, INC.
    TANGLED WEB PRODUCTIONS, INC.
    TARYN PRODUCTIONS, INC.
    THE AZIMUTH COMPANY, INC.
    THE MIRISCH CORPORATION OF DELAWARE
    THE WAR AT HOME PRODUCTIONS, INC.
    THREE PICTURES CORPORATION
    U.A. OF BRAZIL, INC.
    U/A MUSIC INC.
    UNITED ARTISTS CHINA, INC.
    UNITED ARTISTS CORPORATION
    UNITED ARTISTS CORPORATION OF EGYPT
    UNITED ARTISTS CORPORATION OF PUERTO RICO
    UNITED ARTISTS EUROPA, INC.
    UNITED ARTISTS FILMS COMPANY
    UNITED ARTISTS FILMS INC.
    UNITED ARTISTS FILMS (MR. ACCIDENT) INC.
    UNITED ARTISTS FILMS LIMITED
    UNITED ARTISTS MUSIC (BELGIUM), INC.
    UNITED ARTISTS OVERSEAS, INC.
    UNITED ARTISTS PICTURES INC.
    UNITED ARTISTS PRODUCTIONS INC.
    UNITED ARTISTS TELEVISION CORP.
    UNITED LION MUSIC, INC.
    VENTURA/GLORIA FILMS INC.
    VIRGIN VISION
    WEBSPINNER, INC.
    WIZARD VIDEO, INC.
    ZETA LIBRARY COMPANY, INC.
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BEHAVIORAL PROBLEM PRODUCTIONS LTD.
BUCKMINSTER  MUSIC, LTD.
CAMBRIDGE HOLDINGS LTD
CANADIAN ACQUISITION CORPORATION
CANNON DREAMAXE LTD
CANNON FILM DISTRIBUTION NEDERLAND B.V.
CANNON FILM DISTRIBUTION V.O.F.
CANNON FILM DISTRIBUTORS (UK) LTD
CANNON FILM FINANCE LTD
CANNON FILM SALES LTD
CANNON INTERNATIONAL B.V.
CANNON INTERNATIONAL V.O.F.
CANNON IRISBOOK LTD
CANNON MUSIC LTD
CANNON NEXTLOW LIMITED
CANNON S.E. INTERNATIONAL LTD
CANNON SCREEN ENTERTAINMENT (HOLDINGS) LTD
CANNON SCREEN ENTERTAINMENT NV/SA
LES ARTISTES ASSOCIES S.A.
LES PRODUCTIONS ARTISTES ASSOCIES S.A.
LONDON CANNON FILMS LTD
MAUBEE PRODUCTIONS, LIMITED
METRO-GOLDWYN-MAYER HOLDINGS LTD. (CANADA)
METRO-GOLDWYN-MAYER IBERICA S.A.
METRO-GOLDWYN-MAYER INTERNATIONAL INC. (PANAMA)
MGM HOME ENTERTAINMENT (Europe) LIMITED
MGM INTERNATIONAL B.V.
MGM NEDERLAND B.V.
MGM PRODUCTION SERVICES (B.C.) LTD.
MGM PRODUCTION SERVICES (Canada) LIMITED
MGM TELECOMMUNICATIONS (FRANCE) S.A.R.L.
MGM TELEVISION (EUROPE) LIMITED
MGM/UA FILMAATSCHAPPIJ B.V.
MGM/UA HOME ENTERTAINMENT GROUP (Canada) LTD
MGM/UA HOME VIDEO (UK) LTD
MGM/UA SOUTH AMERICA B.V.
MINTAKA FILMS, B.V.
ORION PICTURES DISTRIBUTION (CANADA) INC.
PACIFIC LION TELEVISION (H.K.) LIMITED
PATHE ENTERTAINMENT N.V.
PATHE INTERNATIONAL B.V.
PITTSBURGH PRODUCTIONS LIMITED
PRODUZIONI ASSOCIATE DELPHOS SARL
UNITED ARTISTS (Australasia)(Proprietary) LIMITED
UNITED ARTISTS CORPORATION GmbH
UNITED ARTISTS CORPORATION LIMITED (UK)
UNITED ARTISTS CORPORATION (SouthAfrica)(Proprietary) LIMITED
UNITED ARTISTS MUSIC DE MEXICO S.A.
UNITED ARTISTS SCREEN ENTERTAINMENT LTD